Exhibit 99.1
Guarantor Financial Information

Ingersoll-Rand Luxembourg Finance S.A. (“IR Lux”), a Luxembourg public company limited by shares (société anonyme) incorporated on August 14, 2014, is an indirect, wholly owned subsidiary of IR plc. IR Lux was incorporated with $50,000 of cash, which represents its financial position as of September 30, 2014. IR Lux had no operations from incorporation to September 30, 2014. The following represents an update to the 2014 guarantor financial information previously filed in the quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2014 to include IR Lux.

Condensed Consolidating Statement of Comprehensive Income
For the three months ended September 30, 2014

In millions	IR Ireland	IR Limited	IR International	IR Global	IR New Jersey	IR Lux	Other Subsidiaries	Consolidating Adjustments	IR Ireland Consolidated
Net revenues	$—	$—	$—	$—	$250.4	$—	$3,134.6	$—	$3,385.0
Cost of goods sold	—	—	—	—	(165.5)	—	(2,161.5)	—	(2,327.0)
Selling and administrative expenses	(1.8)	—	—	(0.1)	(103.7)	—	(512.4)	—	(618.0)
Operating income (loss)	(1.8)	—	—	(0.1)	(18.8)	—	460.7	—	440.0
Equity earnings (loss) in affiliates, net of tax	297.5	298.9	301.9	140.6	217.3	—	437.6	(1,693.8)	—
Interest expense	—	—	(4.0)	(32.0)	(12.1)	—	(4.2)	—	(52.3)
Intercompany interest and fees	(4.6)	(0.8)	(1.0)	0.1	(60.7)	—	67.0	—	—
Other, net	—	—	—	—	(0.4)	—	10.0	—	9.6
Earnings (loss) before income taxes	291.1	298.1	296.9	108.6	125.3	—	971.1	(1,693.8)	397.3
Benefit (provision) for income taxes	0.2	—	—	11.6	25.2	—	(131.1)	—	(94.1)
Earnings (loss) from continuing operations	291.3	298.1	296.9	120.2	150.5	—	840.0	(1,693.8)	303.2
Discontinued operations, net of tax	—	—	—	—	(9.6)	—	2.6	—	(7.0)
Net earnings (loss)	291.3	298.1	296.9	120.2	140.9	—	842.6	(1,693.8)	296.2
Less: Net earnings attributable to noncontrolling interests	—	—	—	—	—	—	(4.9)	—	(4.9)
Net earnings (loss) attributable to Ingersoll-Rand plc	$291.3	$298.1	$296.9	$120.2	$140.9	$—	$837.7	$(1,693.8)	$291.3

Total comprehensive income (loss)	75.1	81.8	297.2	120.3	144.5	—	620.8	(1,261.4)	78.3
Less: Total comprehensive (income) loss attributable to noncontrolling interests	—	—	—	—	—	—	(3.2)	—	(3.2)
Total comprehensive income (loss) attributable to Ingersoll-Rand plc	$75.1	$81.8	$297.2	$120.3	$144.5	$—	$617.6	$(1,261.4)	$75.1

Condensed Consolidating Statement of Comprehensive Income
For the nine months ended September 30, 2014

In millions	IR Ireland	IR Limited	IR International	IR Global	IR New Jersey	IR Lux	Other Subsidiaries	Consolidating Adjustments	IR Ireland Consolidated
Net revenues	$—	$—	$—	$—	$726.4	$—	$8,924.5	$—	$9,650.9
Cost of goods sold	—	—	—	—	(450.9)	—	(6,270.8)	—	(6,721.7)
Selling and administrative expenses	(24.6)	—	—	(0.5)	(299.3)	—	(1,546.4)	—	(1,870.8)
Operating income (loss)	(24.6)	—	—	(0.5)	(23.8)	—	1,107.3	—	1,058.4
Equity earnings (loss) in affiliates, net of tax	712.8	720.0	732.3	325.2	503.7	—	1,032.9	(4,026.9)	—
Interest expense	—	—	(11.9)	(95.9)	(36.7)	—	(12.8)	—	(157.3)
Intercompany interest and fees	(12.7)	(2.6)	(8.8)	(0.9)	(147.7)	—	172.7	—	—
Other, net	0.2	—	3.3	—	13.5	—	3.2	—	20.2
Earnings (loss) before income taxes	675.7	717.4	714.9	227.9	309.0	—	2,303.3	(4,026.9)	921.3
Benefit (provision) for income taxes	0.5	(0.1)	—	31.1	44.1	—	(298.1)	—	(222.5)
Earnings (loss) from continuing operations	676.2	717.3	714.9	259.0	353.1	—	2,005.2	(4,026.9)	698.8
Discontinued operations, net of tax	—	—	—	—	(34.8)	—	26.2	—	(8.6)
Net earnings (loss)	676.2	717.3	714.9	259.0	318.3	—	2,031.4	(4,026.9)	690.2
Less: Net earnings attributable to noncontrolling interests	—	—	—	—	—	—	(14.0)	—	(14.0)
Net earnings (loss) attributable to Ingersoll-Rand plc	$676.2	$717.3	$714.9	$259.0	$318.3	$—	$2,017.4	$(4,026.9)	$676.2

Total comprehensive income (loss)	429.2	477.6	715.8	259.3	379.3	—	1,650.4	(3,468.9)	442.7
Less: Total comprehensive (income) loss attributable to noncontrolling interests	—	—	—	—	—	—	(13.5)	—	(13.5)
Total comprehensive income (loss) attributable to Ingersoll-Rand plc	$429.2	$477.6	$715.8	$259.3	$379.3	$—	$1,636.9	$(3,468.9)	$429.2

Condensed Consolidating Balance Sheet
September 30, 2014

In millions	IR Ireland	IR Limited	IR International	IR Global	IR New Jersey	IR Lux	Other Subsidiaries	Consolidating Adjustments	IR Ireland Consolidated
Current assets:
Cash and cash equivalents	$—	$—	$—	$6.3	$0.8	$0.1	$929.5	$—	$936.7
Accounts and notes receivable, net	—	—	—	—	142.4	—	2,160.2	—	2,302.6
Inventories	—	—	—	—	92.5	—	1,326.5	—	1,419.0
Other current assets	0.2	0.1	—	6.6	113.3	—	391.6	—	511.8
Accounts and notes receivable affiliates	82.8	310.9	8,234.1	300.0	4,706.7	—	20,333.4	(33,967.9)	—
Total current assets	83.0	311.0	8,234.1	312.9	5,055.7	0.1	25,141.2	(33,967.9)	5,170.1
Investment in affiliates	9,836.7	13,026.6	3,852.8	9,288.8	15,158.7	—	7,125.4	(58,289.0)	—
Property, plant and equipment, net	—	—	—	—	309.7	—	1,156.0	—	1,465.7
Intangible assets, net	—	—	—	—	65.6	—	9,200.8	—	9,266.4
Other noncurrent assets	0.5	—	0.1	195.1	642.0	—	650.7	(525.0)	963.4
Total assets	$9,920.2	$13,337.6	$12,087.0	$9,796.8	$21,231.7	$0.1	$43,274.1	$(92,781.9)	$16,865.6
Current liabilities:
Accounts payable and accruals	$8.6	$—	$5.4	$25.7	$469.7	$—	$2,739.6	$—	$3,249.0
Short-term borrowings and current maturities of long-term debt	—	—	299.9	—	350.5	—	230.6	—	881.0
Accounts and note payable affiliates	3,637.5	749.9	696.0	409.8	14,262.9	—	14,211.4	(33,967.5)	—
Total current liabilities	3,646.1	749.9	1,001.3	435.5	15,083.1	—	17,181.6	(33,967.5)	4,130.0
Long-term debt	—	—	—	2,296.0	349.7	—	0.9	—	2,646.6
Other noncurrent liabilities	—	—	3.8	2.0	1,260.1	—	3,014.4	(525.0)	3,755.3
Total liabilities	3,646.1	749.9	1,005.1	2,733.5	16,692.9	—	20,196.9	(34,492.5)	10,531.9
Equity:
Total equity	6,274.1	12,587.7	11,081.9	7,063.3	4,538.8	0.1	23,077.2	(58,289.4)	6,333.7
Total liabilities and equity	$9,920.2	$13,337.6	$12,087.0	$9,796.8	$21,231.7	$0.1	$43,274.1	$(92,781.9)	$16,865.6

Condensed Consolidating Statement of Cash Flows
For the nine months ended September 30, 2014

In millions	IR Ireland	IR Limited	IR International	IR Global	IR New Jersey	IR Lux	Other Subsidiaries	Consolidating Adjustments	IR Ireland Consolidated
Net cash provided by (used in) continuing operating activities	$(24.3)	$—	$(8.6)	$(96.4)	$58.6	$—	$1,555.6	$(927.2)	$557.7
Net cash provided by (used in) discontinued operating activities	—	—	—	—	(74.4)	—	14.3	—	(60.1)
Net cash provided by (used in) operating activities	(24.3)	—	(8.6)	(96.4)	(15.8)	—	1,569.9	(927.2)	497.6
Cash flows from investing activities:
Capital expenditures	—	—	—	—	(60.3)	—	(90.4)	—	(150.7)
Acquisition of businesses, net of cash acquired	—	—	—	—	—	—	(9.3)	—	(9.3)
Proceeds from sale of property, plant and equipment	—	—	—	—	1.5	—	5.1	—	6.6
Proceeds from business disposition, net of cash	—	—	—	—	—	—	2.1	—	2.1
Cash dividends from (Investment in) equity companies	—	—	—	—	—	—	30.3	—	30.3
Net cash provided by (used in) continuing investing activities	—	—	—	—	(58.8)	—	(62.2)	—	(121.0)
Net cash provided by (used in) discontinued investing activities	—	—	—	—	—	—	—	—	—
Net cash provided by (used in) investing activities	—	—	—	—	(58.8)	—	(62.2)	—	(121.0)
Cash flows from financing activities:
Net proceeds (repayments) in debt	—	—	—	—	(7.5)	—	11.5	—	4.0
Net inter-company proceeds (payments)	1,297.4	—	8.6	(870.0)	757.4	—	(1,193.4)	—	—
Dividends paid to ordinary shareholders	(199.2)	—	—	—	(734.1)	—	(193.1)	927.2	(199.2)
Dividends paid to noncontrolling interests	—	—	—	—	—	—	(16.3)	—	(16.3)
Proceeds from shares issued under incentive plans	32.3	—	—	—	—	—	—	—	32.3
Repurchase of ordinary shares	(1,172.9)	—	—	—	—	—	—	—	(1,172.9)
Other, net	66.7	—	—	(2.6)	—	0.1	(0.1)	—	64.1
Net cash provided by (used in) continuing financing activities	24.3	—	8.6	(872.6)	15.8	0.1	(1,391.4)	927.2	(1,288.0)
Net cash provided by (used in) discontinued financing activities	—	—	—	—	—	—	—	—	—
Net cash provided by (used in) financing activities	24.3	—	8.6	(872.6)	15.8	0.1	(1,391.4)	927.2	(1,288.0)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	(89.1)	—	(89.1)
Net increase (decrease) in cash and cash equivalents	—	—	—	(969.0)	(58.8)	0.1	27.2	—	(1,000.5)
Cash and cash equivalents - beginning of period	—	—	—	975.3	59.6	—	902.3	—	1,937.2
Cash and cash equivalents - end of period	$—	$—	$—	$6.3	$0.8	$0.1	$929.5	$—	$936.7